UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 3, 2023

CUSHMAN & WAKEFIELD PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38611	98-1193584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

125 Old Broad Street
London, United Kingdom EC2N 1AR
(Address of principal executive offices) (Zip Code)

+44 20 3296 3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.10 nominal value	CWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Succession

On May 3, 2023, John Forrester, Chief Executive Officer of Cushman & Wakefield plc (the “Company”), notified the Company that he will retire as Chief Executive Officer and from the board of directors of the Company (the “Board”), effective as of June 30, 2023 (the “Transition Date”). In order to provide for a smooth transition of his role, Mr. Forrester has agreed to remain employed by the Company and serve in a new, non-executive role of Strategic Advisor, effective as of July 1, 2023 through December 31, 2023. Mr. Forrester’s retirement is not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

On May 4, 2023, the Board appointed Michelle MacKay, currently the President and Chief Operating Officer of the Company, as Chief Executive Officer of the Company, effective as of July 1, 2023, to succeed Mr. Forrester. Also, effective as of July 1, 2023, Ms. MacKay will join the Board to fill the vacancy resulting from Mr. Forrester’s retirement to serve as a Class III director of the Company until the Company’s 2024 annual general meeting and until her successor is duly elected and qualified.

Ms. MacKay, age 56, has served as President and Chief Operating Officer since January 2022. As President and Chief Operating Officer, Ms. MacKay has responsibility for leading the Company’s EMEA region, Global Occupier Services, C&W Services (the Company’s facilities services business), Diversity Equity and Inclusion efforts and DTZ Investors (the Company’s real estate investment management business). Prior to her current role, Ms. MacKay served as Executive Vice President and Chief Operating Officer beginning in March 2020. In this position she oversaw Research, Marketing, Technology, Human Resources, Diversity Equity and Inclusion and the Legal function. Ms. MacKay previously served as a member of the Board from November 2018 to March 2020. Prior to that, Ms. MacKay served as a Senior Advisor to iStar Inc., a real estate investment trust (“REIT”) company (which has since merged with Safehold Inc.), from 2017 to 2018, and as its Executive Vice President of Investments and Head of Capital Markets from 2003 to 2017. Prior to iStar, Ms. MacKay served as an Executive Director in Commercial Real Estate at UBS (previously Paine Webber) and as a senior member of the Commercial Real Estate Investment Committee at UBS. Ms. MacKay has also held positions at JPMorgan Chase in commercial mortgage backed trading, and at The Hartford’s investment management arm focusing on commercial real estate equity and fixed income investments. Ms. MacKay also served on the boards of directors of Americold Realty Trust, a publicly-traded REIT specializing in the temperature-controlled supply chain, from 2018 to 2021, and WCI Communities, a private Florida-based homebuilder later sold to Lennar. from 2009 to 2017. She holds a B.A. from the University of Connecticut and an M.B.A. from the University of Hartford.

Letter Agreement with Mr. Forrester

In connection with Mr. Forrester’s retirement, the Company and Mr. Forrester entered into a letter agreement on May 4, 2023. Pursuant to the letter agreement, effective July 1, 2023, Mr. Forrester will remain employed by the Company in a new, non-executive role of Strategic Advisor and provide strategic advisory services as requested by the Board for a period of six months ending on December 31, 2023. During such six-month transition period, Mr. Forrester will continue to be paid a base salary at an annual rate of £693,900 and will continue to participate in the Company’s benefit plans on the same terms as he participated prior thereto. Upon completion of the six-month transition period, Mr. Forrester will remain eligible to receive a bonus payment under the 2023 Annual Incentive Plan with a target cash bonus opportunity for fiscal year 2023 equal to £1,542,000. The actual bonus payment made to Mr. Forrester will be determined and calculated in accordance with the terms of the 2023 Annual Incentive Plan and in the same manner as applicable to the other executive officers of the Company.

MacKay Offer Letter

On May 4, 2023, the Company and Ms. MacKay entered into a revised offer letter (the “MacKay Offer Letter”) setting forth the key terms of her compensation and benefits as Chief Executive Officer. Pursuant to the MacKay Offer Letter, Ms. MacKay (i) will receive an annual base salary equal to $1,000,000; (ii) will be eligible for a target annual bonus opportunity equal to $2,500,000, based on individual and Company performance, as determined by the Company, with a maximum annual bonus opportunity equal to $5,000,000; and (iii) will be eligible to receive, in the

Board’s sole discretion, an annual grant of restricted stock units (“RSUs”) with an initial target grant date fair value of $5,500,000 each year during which Ms. MacKay remains employed by the Company as Chief Executive Officer, subject to her continued employment as the Company’s Chief Executive Officer as of the grant date. 50% of the RSUs awarded to Ms. MacKay in her capacity as Chief Executive Officer will vest ratably over a three-year period, with the remaining 50% of such RSUs subject to performance-based vesting conditions, which performance-vesting RSUs (“PSUs”) will vest and be earned, if at all, upon the Company’s achievement of the applicable performance-vesting conditions at the end of the three-year performance period. In addition, in connection with her appointment, Ms. MacKay will receive a one-time equity award with a target grant date fair value of $1,225,000, 50% of which will consist of time-vesting RSUs and the remaining 50% of which will consist of PSUs, which will vest and be earned, if at all, as described above. Ms. MacKay will continue to participate in the Company’s Amended & Restated Executive Employee Severance Pay Plan (the “Severance Plan”). In addition, pursuant to the terms of the MacKay Offer Letter, and notwithstanding anything to the contrary in the Severance Plan, upon either a termination by the Company without “cause” not in connection with a change in control of the Company or a Board-approved “retirement” (each as defined in the Severance Plan and MacKay Offer Letter, respectively), (i) with respect to any time-vesting RSUs held by Ms. MacKay that are then outstanding and unvested, all continued employment requirements shall be deemed to have been satisfied and such RSUs shall be settled in accordance with their regularly-scheduled time-vesting schedule, and (ii) with respect to any performance-vesting RSUs held by Ms. MacKay that are then outstanding and unvested, any continued employment requirement shall be deemed to have been satisfied through the applicable performance periods and such RSUs shall be eligible to vest if, and to the extent, the applicable performance metrics are satisfied as of the end of the applicable performance period. Ms. MacKay will remain subject to certain restrictive covenants under her offer letter and the agreements governing her equity awards, including (a) prohibitions on competing with us during her employment with the Company and for a period of 18 months thereafter, (b) prohibitions on soliciting or hiring our clients or employees during her employment with us and for a period of 24 months thereafter, and (c) non-disparagement and confidentiality obligations.

There are no arrangements or understandings between Ms. MacKay and any other person pursuant to which Ms. MacKay was appointed as Chief Executive Officer or director of the Company. Ms. MacKay does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company is not aware of any related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC) between Ms. MacKay and the Company.

Global President and Chief Operating Officer Succession

On May 4, 2023, the Company also appointed Andrew McDonald, currently President of the Company, as Global President and Chief Operating Officer, effective as of July 1, 2023.

Mr. McDonald, age 46, has served as President since January 2022. As President, Mr. McDonald is responsible for the Company’s Americas and APAC businesses. Prior to his current role, Mr. McDonald served as Chief Executive, Americas beginning in July 2020. Before assuming that role, Mr. McDonald led Cushman & Wakefield’s Americas West region from November 2017 to July 2020. Before that, he served as Executive Managing Director and Regional Managing Principal for Greater Los Angeles/Orange County. Mr. McDonald began his professional career at ASIMCO, a Beijing-based private equity firm. He later joined Cushman Realty Corporation, which merged with Cushman & Wakefield in 2001. Mr. McDonald currently serves on the board of directors of the California Hospital Medical Center and The Los Angeles Coalition. He is a member of the Real Estate Roundtable and the Policy Advisory Board at the Fisher Center for Real Estate and Urban Economics.

McDonald Offer Letter

On May 4, 2023, the Company and Mr. McDonald entered into a revised offer letter (the “McDonald Offer Letter”), setting forth the key terms of his compensation as Global President and Chief Operating Officer. Pursuant to the McDonald Offer Letter, Mr. McDonald (i) will receive an annual base salary equal to $900,000; (ii) will be eligible for a target annual bonus opportunity equal to $1,700,000, based on individual and Company performance, as determined by the Company, with a maximum annual bonus opportunity equal to $3,400,000; and (iii) will be eligible to receive, in the Board’s sole discretion, an annual grant of RSUs with an initial target grant date fair value of $3,850,000 each year during which Mr. McDonald remains employed by the Company as Global President and

Chief Operating Officer, subject to his continued employment as the Company’s Global President and Chief Operating Officer as of the grant date. 50% of the RSUs awarded to Mr. McDonald in his capacity as Global President and Chief Operating Officer will vest ratably over a three-year period, with the remaining 50% of such RSUs subject to performance-based vesting conditions, which PSUs will vest and be earned, if at all, upon the Company’s achievement of the applicable performance-vesting conditions at the end of the three-year performance period. In addition, in connection with his appointment, Mr. McDonald will receive a one-time equity award with a target grant date fair value of $525,000, 50% of which will consist of time-vesting RSUs and the remaining 50% of which will consist of PSUs, which will vest and be earned, if at all, as described above. Mr. McDonald will continue to participate in the Severance Plan. In addition, pursuant to the terms of the McDonald Offer Letter, and notwithstanding anything to the contrary in the Severance Plan, upon a termination by the Company without “cause” (as defined in the Severance Plan) not in connection with a change in control of the Company, (i) with respect to any time-vesting RSUs held by Mr. McDonald that are then outstanding and unvested, all continued employment requirements shall be deemed to have been satisfied and such RSUs shall be settled in accordance with their regularly-scheduled time-vesting schedule, and (ii) with respect to any performance-vesting RSUs held by Mr. McDonald that are then outstanding and unvested, any continued employment requirement shall be deemed to have been satisfied through the applicable performance periods and such RSUs shall be eligible to vest if, and to the extent, the applicable performance metrics are satisfied as of the end of the applicable performance period. Mr. McDonald will remain subject to certain restrictive covenants under his offer letter and the agreements governing his equity awards, including (a) prohibitions on competing with us during his employment with the Company and for a period of 12 months thereafter, (b) prohibitions on soliciting or hiring our clients or employees during his employment with us and for a period of 24 months thereafter, and (c) non-disparagement and confidentiality obligations.

There are no arrangements or understandings between Mr. McDonald and any other person pursuant to which Mr. McDonald was appointed as Global President and Chief Operating Officer of the Company. Mr. McDonald does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company is not aware of any related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the “SEC”) between Mr. McDonald and the Company.

The foregoing is not a complete description of the letter agreement entered into with Mr. Forrester, the MacKay Offer Letter or the McDonald Offer Letter and is qualified by reference to the full text and terms of the offer letters, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

A copy of a press release announcing the Chief Executive Officer succession and Mr. McDonald’s promotion is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Letter Agreement, dated May 4, 2023, between Cushman & Wakefield plc and John Forrester

10.2	Offer letter, dated May 4, 2023, from Cushman & Wakefield plc to Michelle MacKay

10.3	Offer letter, dated May 4, 2023, from Cushman & Wakefield plc to Andrew McDonald

99.1	Press release dated May 4, 2023

104	Cover Page Interactive Data file (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2023

CUSHMAN & WAKEFIELD PLC

By:	/s/ Neil Johnston
Name:	Neil Johnston
Title:	Chief Financial Officer and Chief Accounting Officer